Exhibit 10.14

SECOND AMENDMENT TO LOAN FUNDING AND SERVICING AGREEMENT

(Fairway Finance Company Transaction with ACS Funding Trust II)

THIS SECOND AMENDMENT TO THE LOAN FUNDING AND SERVICING AGREEMENT, dated as of September 24, 2004 (this “Second Amendment”), is entered into by and among ACS FUNDING TRUST II, a Delaware statutory trust, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, as the servicer (together with its successors and assigns in such capacity, the “Servicer”), FAIRWAY FINANCE COMPANY, LLC, a Delaware limited liability company, as the conduit lender (together with its successors and assigns in such capacity, the “Conduit Lender”), HARRIS NESBITT CORP., a Delaware corporation (“Harris Nesbitt”), as the Agent (together with its successors and assigns in such capacity, the “Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”) and as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of June 30, 2004 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) Section 9.1(d) of the Agreement is hereby amended by replacing the words “at least “A3”“ with the words “at least “Baa1”“.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Second Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Second Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. This Second Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Second Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Second Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Second Amendment by or against it;

(iv) this Second Amendment has been duly executed and delivered by it;

(v) this Second Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

This Second Amendment shall become effective on the date on which each party hereto has delivered an executed signature page hereto to the Agent (such date, the “Effective Date”).

SECTION 5. MISCELLANEOUS.

(a) This Second Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Second Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Second Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Second Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Second Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST II, as the Borrower
By: American Capital Strategies, Ltd., as Servicer

By:	/s/ Cydonii V. Fairfax
Name:	Cydonii V. Fairfax
Title:	Vice President

ACS Funding Trust II
c/o American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention:	Compliance Officer
Facsimile No.:	(301) 654-6714
Confirmation No.:	(301) 951-6122

AMERICAN CAPITAL STRATEGIES, LTD., as the Servicer

By:	/s/ Cydonii V. Fairfax
Name:	Cydonii V. Fairfax
Title:	Vice President

American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention:	Compliance Officer
Facsimile No.:	(301) 654-6714
Confirmation No.:	(301) 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

FAIRWAY FINANCE COMPANY, LLC, as the Conduit Lender

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

Fairway Finance Company, LLC
c/o Lord Securities Corporation
48 Wall Street, 27th Floor
New York, New York 10005
Attention:
Facsimile No.	(212) 346-9012
Telephone No.	(212) 346-9000

With a copy to:

c/o Harris Nesbitt Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention:	Kevin Gibbons
Facsimile No.	(312) 293-4908
Telephone No.	(312) 461-5542

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

HARRIS NESBITT CORP., as the Agent

By:	/s/ David J. Kucera
Name:	David J. Kucera
Title:	Managing Director

By:
Name:
Title:

Harris Nesbitt Corp.
115 South LaSalle Street
13th Floor West
Chicago, Illinois 60603
Attention:	Kevin Gibbons
Facsimile No.	(312) 293-4908
Telephone No.	(312) 461-5542

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Collateral Custodian

By:	/s/ Edna Barber
Name:	Edna Barber
Title:	Assistant Vice President

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street and Marquette Avenue
Minneapolis, MN 55479
Attention:	Corporate Trust Services
Asset-Backed Administration
Facsimile No.:	(612) 667-3539
Confirmation No.:	(612) 667-8058